SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant  [x]

Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement    [ ] Confidential, For Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2)
[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             CFM TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement no.:

(3)  Filing Party:

(4)  Date Filed:

                             CFM TECHNOLOGIES, INC.
                               150 Oaklands Blvd.
                                 Exton, PA 19341

                               __________________

                  NOTICE OF 2000 ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 9, 2000
                               __________________

TO OUR SHAREHOLDERS:

    You are invited to be present either in person or by proxy at the Annual Meeting of Shareholders of CFM Technologies, Inc. to be held at the Sheraton Great Valley Hotel, 707 East Lancaster Avenue, Frazer, Pennsylvania 19355, on Thursday, March 9, 2000 beginning at 10:00 A.M., for the following purposes:

     1.   To elect six (6) directors; and

     2. To act upon such other matters as may properly come before the meeting.

    The Board of Directors has fixed the close of business on January 25, 2000 as the record date for determining shareholders entitled to notice of and to vote at the meeting and any adjournments or postponements thereof. A list of shareholders entitled to vote at the meeting will be available for examination by any shareholder for any purpose germane to the meeting for a period beginning ten days prior to the meeting during normal business hours at the Company's offices at 150 Oaklands Blvd., Exton, PA 19341. Such list of shareholders will also be available for inspection at the meeting.

    The Directors hope that you will find it convenient to attend the meeting in person, but whether or not you plan to attend, please sign, date and return the enclosed proxy promptly to ensure your shares are represented at the meeting. Shareholders who execute proxies retain the right to revoke them (in writing) at any time prior to the voting thereof. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.


                                        By Order of the Board of Directors

                                        Lorin J. Randall
                                        Secretary

Exton, Pennsylvania
February 4, 2000

                             CFM Technologies, Inc.
                               150 Oaklands Blvd.
                                 Exton, PA 19341
                               __________________

                                 PROXY STATEMENT
                     FOR 2000 ANNUAL MEETING OF SHAREHOLDERS
                            To be held March 9, 2000
                               __________________

     This Proxy is furnished to the shareholders of CFM Technologies, Inc., a Pennsylvania corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the 2000 Annual Meeting of Shareholders of the Company to be held on March 9, 2000 at 10:00 A.M. and any adjournment or postponement thereof (the "Meeting"). The Meeting will be held at the Sheraton Great Valley Hotel, 707 East Lancaster Avenue, Frazer, Pennsylvania 19355. A copy of the notice of the Meeting accompanies this Proxy Statement. It is anticipated that the mailing of this Proxy Statement will commence on or about February 4, 2000.

     If the enclosed proxy is executed and returned, it may nevertheless be revoked at any time before it is exercised by giving written notice to the Secretary of the Company, but mere attendance at the Meeting, without such notice, will not revoke the proxy. Shares represented by a valid proxy which is received pursuant to this solicitation and not revoked before it is exercised will be voted as provided on the proxy at the Meeting.


                              VOTING AT THE MEETING

    Only holders of shares of common stock of the Company (the "Common Stock") of record at the close of business on January 25, 2000 will be entitled to vote at the Meeting. On such date, there were 7,833,839 shares of Common Stock, net of treasury stock, outstanding. Each such share of Common Stock is entitled to one vote on all matters.

    The holders of a majority of the shares entitled to vote, present in person or represented by proxy, constitute a quorum. Except for the election of directors, for which a plurality is required, the affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting and entitled to vote is required to take action with respect to any other matter as may properly be brought before the Meeting. Shares cannot be voted at the Meeting unless the holder of record is present in person or by proxy. The shares of Common Stock represented by each properly executed proxy will be voted at the Meeting in accordance with each shareholder's directions. Shareholders are urged to specify their choices by marking the appropriate boxes on the enclosed proxy; if no choice has been specified, the shares will be voted as recommended by the Board of Directors. If any other matters are properly presented to the Meeting for action, the proxy holders will vote the proxies (which confer discretionary authority to vote on such matters) in accordance with their best judgment.

    With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect, other than for purposes of determining the presence of a quorum.

    Abstentions will be considered present and entitled to vote at the Meeting, but will not be counted as votes cast in the affirmative. Brokers who hold shares in street name for customers have the authority to vote on certain items when they have not received instructions from beneficial owners. Brokers that do not receive instructions are entitled to vote those shares with respect to the election of directors. Broker non-votes (shares held by a broker or nominee as to which the broker or nominee does not have the authority to vote on a particular matter) are not considered shares present for purposes of determining the presence of a quorum and will not be voted.

    The Company will bear the cost of the Meeting and the cost of soliciting proxies, including the cost of mailing the proxy materials. In addition to solicitation by mail, directors, officers and regular employees of the Company (who will not be specifically compensated for such services) may solicit proxies in person and by telephone or facsimile. Arrangements have been made for the Company's transfer agent, American Stock Transfer & Trust Company (and may also be made with brokerage houses and other custodians, nominees and fiduciaries), for forwarding proxy materials to the beneficial owners of shares of Common Stock held of record by such persons, and the Company will reimburse the transfer agent (and such other entities) for reasonable out-of-pocket expenses incurred in forwarding such materials.

    Your proxy vote is important. Accordingly, the Company asks you to complete, sign and return the accompanying proxy whether or not you plan to attend the Meeting. If you plan to attend the Meeting to vote in person and your shares are registered with the Company's transfer agent in the name of a broker, bank or other custodian, nominee or fiduciary, you must secure a proxy from such person assigning you the right to vote your shares.

                               SECURITY OWNERSHIP

    The following table sets forth certain information as of January 25, 2000, as supplied to the Company, regarding the beneficial ownership of the Common Stock by all persons known to the Company who own more than 5% of the outstanding shares of the Company's Common Stock, each director of the Company, each executive officer named in the Summary Compensation Table under the caption "Executive Compensation" included elsewhere herein and all executive officers and directors as a group. Unless otherwise indicated, based upon information provided to the Company by the directors, executive officers and principal shareholders, the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

                                               Shares Beneficially Owned
                                              ---------------------------
  Name*                                        Number (1)     Percent (2)
  -----                                       -----------     -----------

Christopher F. McConnell (3)                    1,231,094        15.66%
Wellington Management Company, LLP (4)            736,400         9.40
Roger A. Carolin (5)                              259,091         3.22
Lorin J. Randall (6)                               71,486          **
Joseph E. Berger (7)                               53,746          **
Milton S. Stearns, Jr. (8)                         53,243          **
James J. Kim (9)                                   34,980          **
Brad S. Mattson (10)                               19,400          **
Rudra N. Kar (11)                                  13,673          **
John F. Osborne (12)                                9,000          **
All directors and executive officers as a
  group (9 persons) (13)                        2,482,113        30.07%

----------

* The business address of each shareholder named in this table, with the exception of Wellington Management Company, is CFM Technologies, Inc., 150 Oaklands Blvd., Exton, PA 19341. Wellington Management Company's business address is 75 State Street, Boston, MA 02109.

**   Less than 1%.

(1) For purposes of this table, a person or group is deemed to have "beneficial ownership" of any shares which such person has the right to acquire within 60 days.

(2) Percentage ownership is based on 7,833,839 shares of common stock outstanding on January 25, 2000. For purposes of computing the percentage of outstanding shares held by each such person or group of persons named above, any security which such person or groups of persons has the right to acquire within 60 days is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage of ownership of any other person.

(3) Includes 38,919 shares owned by Mr. McConnell's wife, 200,000 shares owned jointly with Mr. McConnell's wife and 41,372 shares held in trust for Mr. McConnell's children. Mr. McConnell has exercisable options to purchase 30,000 shares.

(4) Wellington Management Company, LLP has advised the Company that it serves as adviser to various clients and has shared voting power with respect to 410,000 of these shares and shared dispositive power with respect to all 736,400 of these shares.

(5) Includes 41,864 shares owned by Mr. Carolin's wife and exercisable options to purchase 213,678 shares.

(6)  Includes exercisable options to purchase 68,041 shares.

(7)  Includes exercisable options to purchase 52,916 shares.

(8) Includes 4,000 shares held in a trust of which Mr. Stearns is a trustee and exercisable options to purchase 18,043 shares.

(9)  Includes exercisable options to purchase 6,000 shares.

(10) Consists of exercisable options to purchase 19,400 shares.

(11) Includes exercisable options to purchase 12,500 shares.

(12) Includes exercisable options to purchase 1,000 shares.

(13) Includes exercisable options to purchase 421,578 shares.


                  PROPOSAL NO. 1 - ELECTION OF DIRECTORS

    The Company's By-laws provide that the Board of Directors will consist of not fewer than three members, as determined from time to time by resolution of the Board of Directors. At the meeting, six directors are to be elected by the holders of Common Stock, with each share of Common Stock being entitled to one vote.

    It is the intention of the persons named in the enclosed proxy, unless otherwise directed, to vote all proxies in favor of the election to the Board of Directors of the nominees identified below. Each nominee has consented to being named in this Proxy Statement and to serve if elected. If any nominee should become unavailable for any reason, which management does not anticipate, the proxy will be voted for any substitute nominee selected by management prior to or at the Meeting, or the Board of Directors may reduce the membership of the Board of Directors to the number of nominees available.

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
                 ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

Nominees

    Set forth in the table below and the following paragraphs are the names and ages of the nominees, their positions with the Company, their principal occupations during the past five years and certain other directorships they hold. All nominees are current members of the Board of Directors.

Name                               Age      Position
----                               ---      --------
Christopher F. McConnell            46      Chairman of the Board of Directors
Roger A. Carolin                    44      President, Chief Executive
                                             Officer and Director
James J. Kim                        64      Director (1)
Brad S. Mattson                     45      Director (2)
John F. Osborne                     55      Director (1)(2)
Milton S. Stearns, Jr.              76      Director (2)

----------
(1)   Member of Executive Compensation and Stock Option Committee.
(2)   Member of Audit Committee.

     Christopher F. McConnell founded the Company in May 1984 and served as President and Chief Executive Officer until October 1990 when he was named Chairman of the Board of Directors. Prior to forming the Company, Mr. McConnell held various technical and marketing positions with Dow Chemical. Mr. McConnell received his BS and MS degrees in Chemical Engineering from Dartmouth College and Purdue University, respectively, and his MBA from Harvard Business School. Mr. McConnell is a named inventor on several of the Company's patents. Mr. McConnell is Chairman of the Board of Directors of Batteries Batteries, Inc., (Nasdaq: BATS), an assembler and distributor of specialty batteries and cellular products.

     Roger A. Carolin has served the Company as a director since its inception in 1984 and as President and Chief Executive Officer since April 1991. From October 1990 to April 1991, he served as a marketing and sales consultant to the Company. From June 1984 to October 1990, Mr. Carolin was Senior Vice President of The Mills Group, Inc., a real estate development firm. Previously, Mr. Carolin worked for The General Electric Company and Honeywell, Inc. in a variety of technical positions. Mr. Carolin received his BS in Electrical Engineering from Duke University and his MBA from Harvard Business School.

     James J. Kim has been a director of the Company since December 1991. Mr. Kim is the founder, Chairman and Chief Executive Officer of Amkor Technology, Inc. Amkor, headquartered in West Chester, Pennsylvania, is a leader in semiconductor assembly, test, packaging and technology, utilizing the facilities of Anam Industrial Co., Ltd., of Seoul, and Amkor/Anam Pilipinas, Inc., in Manila. Mr. Kim received his BS and MA in Economics from the University of Pennsylvania. See "Certain Relationships and Related Transactions."

     Brad S. Mattson has been a director of the Company since December 1995. Mr. Mattson founded Mattson Technology, Inc., a manufacturer of semiconductor fabrication equipment, and has served as its Chief Executive Officer, President and a director since its inception in November 1988. Mr. Mattson was the founder of Novellus, a semiconductor equipment company, and formerly served as its President, Chief Executive Officer and Chairman. He has also held executive positions at Applied Materials and LFE Corporation, both semiconductor equipment companies.

     John F. Osborne has been a director of the Company since July 1999. Mr. Osborne has 30 years experience in the semiconductor industry with 15 years of service in senior management positions. Mr. Osborne is currently a consultant to the semiconductor industry. From 1988 to 1997 Mr. Osborne held various positions at Lam Research, Inc. including Vice President of Strategic Development, Vice President of Quality and Vice President of Customer Support. Mr. Osborne received his BS in Physical Metallurgy from the Colorado School of Mines.

     Milton S. Stearns, Jr. has been a director of the Company since December 1994. Since 1972, Mr. Stearns has been President of Charter Financial Company, a corporate financial consulting company. Mr. Stearns has been a director of five public and a number of private companies. In addition, from 1976 to 1987, he was Chairman and Chief Executive Officer of Judson Infrared Inc., a manufacturer of infrared detectors for the military and for telecommunications companies. Mr. Stearns received his BS from Harvard University and his MBA from Harvard Business School.

     All directors hold office until the next annual meeting of shareholders or until their successors have been elected and qualified. Officers are appointed by the Board of Directors and serve at the discretion of the Board.

     During the fiscal year ended October 31, 1999, the Board of Directors held a total of four regular meetings and four special meetings, the Executive Compensation and Stock Option Committee held one meeting and the Audit Committee held three meetings. Each director of the Company attended more than 75% of the meetings of the Board of Directors and of the committees of the Board of Directors on which such director served.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     PK Ltd. ("PKL"), a company partly owned by Mr. James J. Kim, a director and shareholder of the Company, acts as the Company's sales agent in Korea. The Company recorded commission expense in fiscal 1999, 1998 and 1997 of $597,000, $391,000 and $3,948,000, respectively, which related to commissions payable to PKL. Commissions payable to PKL, included in accrued expenses as of October 31, 1999 and 1998, were $377,000 and $1,437,000, respectively. The terms of the commissions to PKL were no less favorable than would have been obtained from unrelated third parties. The Company also recorded net sales of $4,891,000 and $6,760,000 in fiscal 1998 and 1997, respectively, to Anam Semiconductor ("Anam") for which Mr. Kim served as Chairman of the Board of Directors. The Company believes that the terms of the sales to Anam were no more favorable than would have been granted to unrelated third parties.



       COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and persons who own more than ten percent of its Common Stock to file with the Securities and Exchange Commission and The Nasdaq Stock Market initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to it and written representations with respect to the fiscal year ended October 31, 1999, the Company's officers, directors and greater than ten percent shareholders were in compliance with all applicable Section 16(a) filing requirements with the following exceptions: Messrs. McConnell, Carolin, Randall, Berger and Kar each inadvertently failed to file a Form 4 to report an option grant to each such person in 1998 and Mr. Kar inadvertently failed to file a Form 4 to report the purchase of shares through an Employee Stock Purchase Plan in 1999 and an open market purchase in September 1999.

                             EXECUTIVE COMPENSATION

     The following table sets forth the total compensation for the Company's Chief Executive Officer and the four other most highly compensated executive officers of the Company (collectively, the "Named Executive Officers") for services in all capacities to the Company or its subsidiaries for the fiscal year ended October 31, 1999 and the total compensation earned by such individuals for the Company's prior two fiscal years.

                           Summary Compensation Table

                                                                                Long-Term
                                                                            Compensation Awards
                                                                            -------------------
                                                      Annual Compensation       Securities       All Other
Name and                                 Fiscal     -----------------------     Underlying      Compensation
Principal Position                        Year      Salary ($)     Bonus ($)    Options (#)       ($)(1)
------------------                        ----      ----------     ---------    -----------       ------
Roger A. Carolin                         1999         $196,875       $78,750        20,000       $5,234
  President and Chief                    1998          196,000            --        25,000        5,302
  Executive Officer                      1997          175,000        34,500        63,300        5,476

Lorin J. Randall                         1999          144,375        37,500        13,000        5,632
  Vice President                         1998          146,000            --        12,000        5,220
  Finance, Chief Financial Officer,      1997          145,000        33,500        45,800        5,662
  Secretary and Treasurer

Rudra N. Kar                             1999          111,771        34,500        50,000        4,488
 Vice President
 Engineering (2)

Joseph E. Berger                         1999          113,750        18,800         7,000        4,009
  Vice President                         1998          116,000            --         7,000        4,168
  Worldwide Sales and Marketing          1997          120,000        25,000        21,000        5,040


Christopher F.  McConnell                1999           83,333        42,000        20,000        3,092
  Chairman of the Board of               1998          106,000            --        10,000        4,186
  Directors                              1997          150,000        40,250        40,000        6,786

----------

(1) Compensation reported represents (a) the Company's matching contribution to the Company's 401(k) Plan paid in fiscal 1998 for the 1997 fiscal year, paid in fiscal 1999 for the 1998 fiscal year and paid in fiscal 2000 for the 1999 fiscal year and (b) the dollar value (per IRS rates) on life insurance policies in excess of $50,000 regularly furnished to all employees. The amounts reported above for fiscal year 1999 are comprised of:
                                    401(k) Company           Life
                                       Match              Insurance
                                    --------------        ---------
       Roger A. Carolin                 $5,000               $234
       Lorin J. Randall                  4,950                682
       Rudra N. Kar                      4,350                138
       Joseph E. Berger                  3,900                109
       Christopher F. McConnell          3,000                 92


(2)  Mr. Kar joined the Company in January 1999 as Vice President Engineering.

Compensation Committee Interlocks

     The Executive Compensation and Stock Option Committee of the Company's Board of Directors was formed in November 1991. From the beginning of fiscal year 1999 until July 1999, the members of this Committee were Mr. Mattson and Mr. Kim. From July 1999 and until the Meeting, the members were and are expected to remain Mr. Osborne and Mr. Kim. None of these individuals was at any time during the fiscal year ended October 31, 1999, or at any other time, an officer or employee of the Company. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors or Executive Compensation and Stock Option Committee.

Option Grants in the Last Fiscal Year

   The following table sets forth each grant of stock options made during the fiscal year ended October 31, 1999 to each of the Named Executive Officers:



                                                   Individual Grants
                             ---------------------------------------------------------    Potential Realizable Value
                             Number of       % of Total                                   at Assumed Annual Rates
                             Securities       Options                                    of Stock Price Appreciation
                             Underlying      Granted to     Exercise                        for Option Term (3)
                             Options        Employees in    Price           Expiration   --------------------------
Name                         Granted        Fiscal Year     ($/Share)         Date         5% ($)      10% ($)
----                         -----------    -----------     ---------         ----         ------      -------


Roger A. Carolin (1)            20,000          8.9%         $7.125        12/15/08     $ 89,617      $227,108

Lorin J. Randall (2)            13,000          5.8           7.125        12/15/08       58,251       147,620

Rudra N. Kar (3)                50,000         22.2           7.125        12/15/08      224,044       567,771

Joseph E. Berger (4)             7,000          3.1           7.125        12/15/08       31,366        79,488

Christopher F. McConnell (1)    20,000          8.9           7.8375       12/15/08       98,579       249,819


----------

(1) These options vest with regard to 5,000 shares on December 31, 2001, March 31, 2002, June 30, 2002 and September 30, 2002, respectively.

(2) These options vest with regard to 3,250 shares on December 31, 2001, March 31, 2002, June 30, 2002 and September 30, 2002, respectively.

(3) These options vest with regard to 12,500 shares on December 15, 1999 and 3,125 shares on the last day of each quarter commencing on March 31, 2000 and concluding in December 31, 2002.

(4) These options vest with regard to 1,750 shares on December 31, 2001, March 31, 2002, June 30, 2002 and September 30, 2002, respectively.

(5) The potential realizable value is based on the term of the option at the time of the grant (ten years). Potential gains are net of the exercise price but before taxes associated with the exercise. Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the relevant option term. The assumed 5% and 10% rates of stock appreciation are based on appreciation from the exercise price per share established at the relevant grant date. These rates are provided in accordance with the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future Common Stock price. Actual gains, if any, on stock options exercised are dependent on, among other things, the future financial performance of the Company, overall market conditions and the option holders' continued employment through the vesting period. This table does not take into account any appreciation in the price of Common Stock from the date of grant to the date of this Proxy Statement, other than the columns reflecting assumed rates of appreciation of 5% and 10%.

Fiscal Year-End Stock Option Values

     The following table sets forth information with respect to the number of shares covered by exercisable and unexercisable options held by the Named Executive Officers on October 31, 1999 and the value of such unexercised options on October 31, 1999. No stock options were exercised by any of the Named Executive Officers during the 1999 fiscal year.


                       Fiscal Year-End Stock Option Values

                                       Number of Securities             Value of Unexercised
                                 Underlying Unexercised Options         In-the-Money Options
                                     at Fiscal Year End (#)          at Fiscal Year End ($) (1)
                                 ------------------------------      -----------------------------
Name                             Exercisable     Unexercisable       Exercisable     Unexercisable
----                             -----------     -------------       -----------     -------------

Roger A. Carolin                 213,678          59,550            $1,252,780         $ 57,500
Lorin J. Randall                  68,041          37,675                86,731           37,375
Rudra N. Kar                        --            50,000                  --            143,750
Joseph E. Berger                  52,916          18,500               276,580           20,125
Christopher F. McConnell          30,000          40,000                  --               --

----------

(1) Options are in-the-money if the market value of the shares covered thereby is greater than the options' exercise price. Calculated based on the fair market value at fiscal year end of $10.00 per share, less the exercise price.

Compensation of Directors

     The Company reimburses directors for expenses incurred in connection with attendance at meetings of the Board of Directors and committees. Each non-employee director will receive an option grant to purchase a number of shares of Common Stock of the Company with a fair value, as reasonably determined utilizing a valuation method in accordance with generally accepted accounting principles, of $20,000 for each year or partial year of service (on a prorated basis) on the date of the Company's Annual Meeting of Shareholders following such year of service. Newly elected non-employee directors will receive an additional option grant to purchase a number of shares of Common Stock of the Company with a fair value, as reasonably determined utilizing a valuation method in accordance with generally accepted accounting principles, of $20,000 on the date of the Company's Annual Meeting of Shareholders following such election. In addition, each non-employee director receives fees of $1,000 for attendance at regularly scheduled meetings of the Board of Directors, $500 for attendance at committee meetings and $250 for attendance at telephonic meetings.

     In the future, the Company may compensate directors for their service through cash compensation, stock options or stock grants, or a combination thereof.

Employment Contracts

     The Company has entered into written employment agreements with Lorin J. Randall, its Vice President-Finance and Chief Financial Officer, and Rudra N. Kar, its Vice President-Engineering. The principle terms of their agreements are as follows:

     The agreement with Mr. Randall is for five years beginning October 1999, subject to extension, and provides for an annual base salary of $165,000 plus a bonus with an annual payment target of not less than 30% of his base salary and all employee fringe benefits that are made available to other employees of the Company. The agreement may be terminated by Mr. Randall or the Company under certain circumstances. If Mr. Randall's employment is terminated after or in connection with a change of control of the Company, he will be entitled to his then current annual base salary plus annual target bonus for a period of 18 months following termination. The Company will also be obligated in that case to grant Mr. Randall fully vested stock options equal to the number of unvested options held by him and cancelled at the time of such termination. A "change of control" includes, among other things, a specified change in the composition of the Company's Board of Directors, approval by the shareholders of the Company of certain mergers, consolidations or reorganizations involving the Company and a sale of all or substantially all of the assets of the Company.

     Mr. Kar's employment agreement provides for an annual base salary of $145,000 per year plus all employee fringe benefits that are made available to other employees of the Company. Under this agreement, Mr. Kar was granted options to purchase 50,000 shares of Common Stock which vest over four years. The agreement will remain in effect until terminated by either Mr. Kar or the Company. In the event Mr. Kar is terminated without just cause, the Company will continue to pay his then current base salary for a period of twelve months from the date of termination, or if termination occurs after two years from his starting date of employment, until he commences full-time employment elsewhere (whichever is earlier).

     Except as set forth above, the Company does not have employment agreements with any of its executive officers.

Audit Committee

     The Audit Committee for fiscal 1999 was comprised of Mr. Milton S. Stearns, Jr., Chairman, Mr. Brad S. Mattson and Mr. John F. Osborne, who joined the Board and the Audit Committee in July 1999. These three members are independent outside directors of the Company. The Audit Committee historically meets three times each year and is responsible for meeting with the Company's auditors to review audit procedures and results, considering any matters arising from audits of the Company with respect to the Company's accounting and its internal controls, and considering such matters as may from time to time be set forth in a charter adapted by the Board and the Audit Committee.

Report of Executive Compensation and Stock Option Committee on Annual
Compensation

     The Executive Compensation and Stock Option Committee of the Board of Directors (the "Compensation Committee") is comprised entirely of the undersigned independent, outside directors. The Compensation Committee meets at least once each year to act on specific recommendations by management for the grant of stock options and to review the overall compensation philosophy, policies and practices of the Company with regard to all employees. The Compensation Committee also reviews policies upon which compensation decisions are based and, where required, recommends to the Board of Directors for approval the philosophy and policies established by the Compensation Committee.

     The Company's overall philosophy on compensation, as adopted by the Committee, is to provide competitive compensation designed to attracting talented employees. Other than eligibility for certain levels of stock options and incentive awards, there are no perquisites, pay or benefit programs offered to executive officers which are not offered to all employees. An incentive awards plan is generally proposed annually by management for senior executives and reviewed and recommended, in aggregate, by the Compensation Committee. These awards are based upon a combination of individual and Company performance against predetermined objectives, each of which is tested against the goal of the creation of shareholder value.

      The components of overall compensation for each position are set by, among other things, comparison with the pay practices of comparable companies. The Company, on a discretionary basis, matches contributions to the Company's 401(k) plan at the rate of 50 percent of eligible employee contributions.

     A portion of the Compensation Committee's meetings each year takes place without the Chief Executive Officer's presence to discuss the performance and compensation of the Chief Executive Officer. A series of strategic and tactical objectives were established for the Company related to improving the market position and returning value to the shareholders. The Committee reviewed the performance with respect to both quantitative and qualitative goals to establish the compensation of the Chief Executive Officer. Cash compensation and stock option awards made to the Chief Executive Officer during the fiscal year ended October 31, 1999 were made in accordance with these principles.


                               John F. Osborne, Compensation Committee Chairman

                               James J. Kim, Compensation Committee Member

                          COMPARATIVE PERFORMANCE GRAPH

    The graph below compares the cumulative total shareholder return on the Common Stock with the cumulative total stockholder return of (i) The Nasdaq Stock Market (U.S.) Index (the "Nasdaq Index"), and (ii) a peer group consisting of the Hambrecht & Quist Semiconductor Index which represents companies in the semiconductor industry (the "Peer Group"), assuming an investment of $100 on June 18, 1996 in each of the Common Stock of the Company, the Nasdaq Index stocks and the Peer Group stocks. The graph assumes dividend reinvestment and, with respect to companies in the Peer Group, the returns of each company have been weighted at each measurement point to reflect relative stock market capitalization. The graph commences as of June 18, 1996, the date the Common Stock became publicly traded.



                                                         Cumulative Total Return ($)
                              ----------------------------------------------------------------------------
                               June 18,      October 31,    October 31,      October 31,    October 31,
                                1996            1996            1997             1998           1999
                              --------      -----------    ------------     -----------     -----------

CFM TECHNOLOGIES, INC.          $ 100         $ 84           $ 183             $ 90             $ 85
NASDAQ STOCK MARKET - (US)        100          103             135              152              253
H & Q SEMICONDUCTOR               100          113             176              154              395


                             APPOINTMENT OF AUDITORS

    The Board of Directors has selected the firm of Arthur Andersen LLP as independent public accountants for the fiscal year ending October 31, 2000. A representative of Arthur Andersen LLP is expected to be present at the Meeting to respond to appropriate questions and will have the opportunity to make a statement if he or she so desires.


                              SHAREHOLDER PROPOSALS

    For the next annual meeting of shareholders, shareholder proposals must be received by the Secretary of the Company not later than October 7, 2000 to be considered for inclusion in the Company's proxy materials for the Annual Meeting of Shareholders to be held in 2001. If any proposal is submitted after December 21, 2000, the Board will be allowed to use its discretionary voting authority when the proposal is raised at the 2001 Annual Meeting, without any discussion of the matter in the proxy statement for that meeting. Nothing in this paragraph shall be deemed to require the Company to include in its proxy materials relating to such Annual Meeting of Shareholders any shareholder proposal which does not meet all of the requirements for inclusion established by the Securities and Exchange Commission and the Company's By-laws then in effect.


                                  OTHER MATTERS

    The Board of Directors is not aware of any other matters to be presented for action at the Meeting. However, if any other matter properly comes before the Meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.


                                       By Order of the Board of Directors


                                       Lorin J. Randall
                                       Secretary

February 4, 2000

                                                                           PROXY
                             CFM TECHNOLOGIES, INC.

                                      PROXY

     The undersigned shareholder of CFM Technologies, Inc. (the "Company") hereby appoints Lorin J. Randall and Joseph E. Berger, and each of them, attorneys and proxies, with power of substitution in each of them, to vote and act for and on behalf of the undersigned at the Annual Meeting of Shareholders to be held on March 9, 2000 and at all postponements and adjournments thereof, according to the number of shares which the undersigned would be entitled to vote if then personally present upon the matters described on the reverse, hereby revoking any proxy heretofore executed by the undersigned (i) as specified by the undersigned on the reverse and (ii) in the discretion of any proxy upon such other business as may properly come before the meeting, all as set forth in the notice of the meeting and in the proxy statement furnished herewith, copies of which have been received by the undersigned, and hereby ratifies and confirms all that said attorneys and proxies may do or cause to be done by virtue hereof.

              PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE

Please date, sign and mail your proxy card back as soon as possible!

                         Annual Meeting of Shareholders
                             CFM TECHNOLOGIES, INC.

                                  March 9, 2000


Please mark your votes as in this example.   [X]

                     The Proxies are directed to vote as follows:


1. Election of Directors

     FOR all                          Nominees:
nominees listed at right                Christopher F. McConnell
  (except as marked to      VOTE         Chairman of the Board of Directors
    the contrary)         WITHHELD      Roger A. Carolin
                                         President, Chief Executive
                                         Officer and Director
To withhold a vote for any of the       James J. Kim, Director
nominees at right, strike a line        Brad S. Mattson, Director
through that nominee's name             Milton S. Stearns, Jr., Director
                                        John F. Osborne, Director


2. In their discretion, the Proxies are authorized to vote such other business as may properly come before the meeting or any adjournment thereof.


     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, WHICH RECOMMENDS A VOTE "FOR" THE ABOVE MATTERS.

     WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ABOVE MATTERS.

     PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY.



 Signature__________________ Signature__________________ Dated___________, 2000

IMPORTANT: Please date this proxy and sign exactly as your name or names appear on the certificate(s) representing your shares of Common Stock of the Company. If shares are registered in more than one name, all owners should sign. When signing as an executor, administrator, trustee, guardian or in another representative capacity, please give your full title(s). If this proxy is submitted by a corporation or partnership, it should be executed in the full corporate or partnership name by a duly authorized person.